As Filed with the Securities and Exchange Commission on March 23, 1998
                                             Registration No. 333-
==========================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                           ----------------------

                                  Form S-8
                           REGISTRATION STATEMENT
                                   Under
                         THE SECURITIES ACT OF 1933
                           ----------------------

                      INTERNATIONAL BUSINESS MACHINES
                                CORPORATION
           (Exact name of registrant as specified in its charter)


             New York                                 13-0871985
   (State or other jurisdiction          (I.R.S. Employer Identification No.)
of incorporation or organization)

                           Armonk, New York 10504
                  (Address of Principal Executive Offices)
                           ----------------------

  CommQuest Technologies, Inc. 1993 Amended and Restated Incentive Stock
   Option Plan and Non-statutory Stock Option Plan and Option Agreement
     CommQuest Technologies, Inc. 1996 Incentive Stock Option Plan and
            Non-statutory Stock Option Plan and Option Agreement
                           ----------------------

                               John E. Hickey
                        Vice President and Secretary
                International Business Machines Corporation
                           Armonk, New York 10504
                               (914) 499-1900
(Name, address and telephone number, including area code, of agent for service)

                      CALCULATION OF REGISTRATION FEE

==============================================================================
                                                     Proposed
    Title of           Amount    Proposed maximum     maximum      Amount of
   securities          to be      offering price     aggregate    registration
to be registered     registered     per share      offering price     fee

Common Stock, par    205,000 [1]    $4.047 [2]     $829,635 [2]      $245
value $.50 per share
==============================================================================

[1] Based on 1,939,296 shares subject to outstanding options under the CommQuest Technologies, Inc. 1993 Amended and Restated Incentive Stock Option Plan and Non-statutory Stock Option Plan and Option Agreement and the CommQuest Technologies, Inc. 1996 Incentive Stock Option Plan and Non-statutory Stock Option Plan and Option Agreement (the "CommQuest Technologies Plans").

[2] Estimated solely for the purpose of calculating the registration fee and based on a weighted average of the exercise price of options issued under the CommQuest Technologies Plans outstanding as of the date hereof, multiplied by a conversion factor to reflect the price at which such options could be exercised to purchase shares of common stock of
International Business Machines Corporation ("IBM") on the date hereof pursuant to the Agreement and Plan of Merger dated as of February 4, 1998 among IBM, Fishkill Acquisition Corporation, a wholly owned subsidiary of
IBM, and CommQuest Technologies, Inc.
==============================================================================

                                  Part II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference.

The following documents are incorporated by reference herein and shall be deemed a part hereof:

          (a) The Annual Report of International Business Machines Corporation ("IBM") on Form 10-K for the fiscal year ended December 31, 1996, filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

          (b) All other reports filed by IBM pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1996.

          (c) The description of IBM's common stock, contained in IBM's registration statements filed pursuant to Section 12 of the Exchange Act, and any amendment or report filed for the purpose of updating any such description.

In December 1997, IBM implemented Statement on Financial Accounting Standards (SFAS) 128, "Earnings per Share" (EPS). The standard prescribes the methods for calculating basic EPS and diluted EPS and requires dual presentation of these amounts on the face of the earnings statement. No restatement, for either basic EPS or diluted EPS, was required for amounts reported previously in IBM's filings with the Securities and Exchange Commission that are incorporated by reference under this Item 3 herein.

All documents filed by IBM pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 5.  Interests of Named Experts and Counsel.

         None.

Item 6.  Indemnification of Directors and Officers.

The By-Laws of IBM (Article VI, Section 6) provide the following:

          "The Corporation shall, to the fullest extent permitted by applicable law as in effect at any time, indemnify any person made, or threatened to be made, a party to an action or proceeding whether civil or criminal (including an action or proceeding by or in the right of the Corporation or any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, for which any director or officer of the Corporation served in any capacity at the request of the Corporation), by reason of the fact that such person or such person's testator or intestate was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein. Such indemnification shall be a contract right and shall include the right to be paid advances of any expenses incurred by such person in connection with such action, suit or proceeding, consistent with the provisions of applicable law in effect at any time. Indemnification shall be deemed to be 'permitted' within the meaning of the first sentence hereof if it is not expressly prohibited by applicable law as in effect at any time."

The Certificate of Incorporation of IBM (Article Eleven) provides the following:

          "Pursuant to Section 402(b) of the Business Corporation Law of the State of New York, the liability of the Corporation's directors to the Corporation or its stockholders for damages for breach of duty as a director shall be eliminated to the fullest extent permitted by the Business Corporation Law of the State of New York, as it exists on the date hereof or as it may hereafter be amended. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal."

With certain limitations, Sections 721 through 726 of the New York Business Corporation Law permit a corporation to indemnify a director or officer made a party to an action (i) by a corporation or in its right in order to procure a judgment in its favor unless he shall have breached his duties, or (ii) other than an action by or in the right of the corporation in order to procure a judgment in its favor, if such director or officer acted in good faith and in a manner he reasonably believed to be in or, in certain cases not opposed to such corporation's interest and additionally, in criminal actions, had no reasonable cause to believe his conduct was unlawful.

In addition, IBM maintains directors' and officers' liability insurance policies.

Item 8.  Exhibits.

Exhibit Number                     Description

5                             The opinion, dated March 20, 1998, of David
                              S. Hershberg, Vice President and Assistant
                              General Counsel of IBM

23.1                          Consent of Independent Accountants

23.2                          Consent of Counsel (included in Exhibit 5)

24                            Powers of Attorney

Item 9.  Undertakings.

(a)  The undersigned registrant hereby undertakes:

          (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of North Castle, State of New York, on the 20th day of March 1998.



                              INTERNATIONAL BUSINESS MACHINES
                              CORPORATION

                              By /s/ JOHN R. JOYCE
                                -----------------------------------
                                (John R. Joyce, Vice President and
                                 Controller)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 20th day of March, 1998.


Signature                          Title



             * Chairman of the Board of Directors and Chief ------------------------------ Executive Officer (Principal Executive Officer) Louis V. Gerstner, Jr.


             * Senior Vice President, General Counsel and ------------------------------ Chief Financial Officer (Principal
Lawrence R. Ricciardi           Financial Officer)


/s/ JOHN R. JOYCE               Vice President and Controller
------------------------------  (Principal Accounting Officer)
John R. Joyce


             *                  Director
------------------------------
Cathleen Black


             *                  Director
------------------------------
Harold Brown


             *                  Director
------------------------------
Juergen Dormann


             *                  Director
------------------------------
Nannerl O. Keohane


             *                  Director
------------------------------
Charles F. Knight


             *                  Director
------------------------------
Lucio A. Noto

             *                  Director
------------------------------
John B. Slaughter


             *                  Director
------------------------------
Alex Trotman


             *                  Director
------------------------------
Lodewijk C. van Wachem


             *                  Director
------------------------------
Charles M. Vest


     *The undersigned, by signing his name hereto, does hereby execute this Registration Statement pursuant to powers of attorney filed as exhibits to this Registration Statement.


                              by:  /s/ JOHN R. JOYCE
                                 ------------------------
                                     John R. Joyce
                                    Attorney-in-Fact

                               EXHIBIT INDEX

EXHIBIT NO.

5 Opinion of David S. Hershberg, Vice President and Assistant General Counsel

23.1                          Consent of Independent Accountants

23.2                          Consent of Counsel (included in Exhibit 5)

24                          Powers of Attorney

                                                             March 20, 1998

International Business Machines Corporation
New Orchard Road
Armonk, NY 10504

Ladies and Gentlemen:

I am Vice President and Assistant General Counsel of International Business Machines Corporation (herein called the "Corporation") and an attorney duly admitted to practice in the State of New York. I am familiar with the Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933 (the "Securities Act") regarding the shares of common stock, par value $.50 per share, of the Corporation (the "Shares") to be issued pursuant to the CommQuest Technologies, Inc. 1993 Amended and Restated Incentive Stock Option Plan and Non-statutory Stock Option Plan and Option Agreement and the CommQuest Technologies, Inc. 1996 Incentive Stock Option Plan and Non-statutory Stock Option Plan and Option Agreement (the "Plans").

I have reviewed such documents and records as I have deemed necessary or appropriate to enable me to express an informed opinion with respect to the matters covered hereby.

Based upon the foregoing, I am of the opinion that, when issued or sold in accordance with the terms of the Plans, the Shares will be validly issued, fully paid and nonassessable.

I hereby consent to the use of my name in the Registration Statement as counsel who has passed upon the legality of the Shares, and to the use of this opinion as part of the Registration Statement as required by Section 7 of the Securities Act.


                              Very truly yours,

                              /s/ David S. Hershberg
                              ---------------------------
                              David S. Hershberg
                              Vice President and
                              Assistant General Counsel

                                                               EXHIBIT 23.1




                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1997, which appears on page 43 of the 1996 Annual Report to Stockholders of International Business Machines Corporation, which is incorporated by reference in International Business Machines Corporation's Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 8 of such Annual Report on Form 10-K.



                              /s/ PRICE WATERHOUSE LLP
                              ------------------------------
                              PRICE WATERHOUSE LLP
                              New York, New York
                              March 20, 1998

                                                                 EXHIBIT 24

                POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.



                              /s/ Louis V. Gerstner, Jr.
                              --------------------------------
                              Louis V. Gerstner, Jr.
                              Chairman of the Board of Directors
                              and Chief Executive Officer

                                                                 EXHIBIT 24

                 POWER OF ATTORNEY OF LAWRENCE R. RICCIARDI



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President, General Counsel and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.




                              /s/ Lawrence R. Ricciardi
                              ------------------------------
                              Lawrence R. Ricciardi
                              Senior Vice President, General Counsel and
                              Acting Chief Financial Officer

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF JOHN R. JOYCE



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.




                              /s/ John R. Joyce
                              ---------------------------
                              John R. Joyce
                              Vice President and Controller

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.




                              /s/ Cathleen Black
                              -----------------------
                              Director

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.




                              /s/ Harold Brown
                              -------------------------
                              Director

                                                                 EXHIBIT 24


                     POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.




                              /s/ Juergen Dormann
                              ---------------------------
                              Director

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.





                              /s/ Nannerl O. Keohane
                              ----------------------------
                              Director

                                                                 EXHIBIT 24


                     POWER OF ATTORNEY OF IBM DIRECTOR



     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.




                              /s/ Charles F. Knight
                              ----------------------------
                              Director

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.




                              /s/ Lucio A. Noto
                              -----------------------------
                              Director

                                                                 EXHIBIT 24


                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.




                              /s/ John B. Slaughter
                              ----------------------------
                              Director

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.




                              /s/ Alex Trotman
                              ---------------------------
                              Director

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.




                              /s/  Lodewijk C. van Wachem
                              --------------------------------
                              Director

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by CommQuest Technologies, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of January, 1998.




                              /s/   Charles M. Vest
                              -----------------------------
                              Director